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                                                                   EXHIBIT 10.10


                 DELPHI AUTOMOTIVE SYSTEMS STOCK INCENTIVE PLAN

         1. The purposes of the Delphi Automotive Systems Stock Incentive Plan (this "Plan") are to provide incentive for the creation of stockholder value and provide employees with the opportunity for long-term capital accumulation through the grant of options and restricted stock units to acquire shares of common stock ("Delphi Stock") of Delphi Automotive Systems Corporation ("Delphi," or the "Corporation"). Subject to such additional limitations or restrictions as may be imposed as provided below, the term "employees" shall mean persons (a) who are employed by the Corporation or any "subsidiary" (as such term is defined below), including employees who are also directors of the Corporation or any such subsidiary, or (b) who accept (or previously have accepted) employment, at the request of the Corporation, with any entity not described in (a) above but in which the Corporation has, directly or indirectly, a substantial ownership interest. For purposes of this Plan, the term "subsidiary" means (i) a corporation of which capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is owned, directly or indirectly, by the Corporation or (ii) any unincorporated entity in respect of which the Corporation can exercise, directly or indirectly, comparable control. The rights reserved herein shall, among other things, permit the Committee on Executive Development and Compensation of the Delphi Board of Directors (the "Committee"), as from time to time constituted pursuant to the By-Laws of the Corporation, to determine when, and to what extent, individuals otherwise eligible for consideration shall become or cease to be, as the case may be, employees for purposes of this Plan and to determine when, and under what circumstances, any individual shall be considered to have terminated employment for purposes of this Plan. To the extent determined by the Committee, the term employees shall be deemed to include former employees and any beneficiaries thereof.
         2. Subject to the provisions of paragraph 10, the aggregate number of shares of stock with respect to which options and restricted stock units may be granted under this Plan shall not exceed 85,000,000 shares of Delphi Stock; provided, however, subject to the provisions of paragraph 10, the maximum number of shares of stock which may be granted in the form of restricted stock units under this Plan shall not exceed 8,000,000 shares of Delphi Stock. Subject to the provisions of paragraph 10, no individual may be granted options in any calendar year covering more than 1,000,000 shares of Delphi Stock and no individual may be granted restricted stock units in any calendar year covering more than 500,000 shares of Delphi Stock. If, prior to June 1, 2004, all or any portion of an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full or all or any portion of a restricted stock unit shall have failed to vest, the corresponding unpurchased or undelivered shares shall (unless this Plan shall have been terminated) again become available for grant under the terms of this Plan.
         3. The Committee may, at such time or times as it may determine prior to June 1, 2004, establish for any calendar year a maximum number of shares, consistent with the provisions of paragraph 2, to be awarded as stock options and restricted stock units for such year. To the extent authorized by the Committee, the Delphi Strategy Board (the "Strategy Board") may grant options and restricted stock units, within the maximum number of shares established by the Committee, to employees selected by it, except that no such grant may be made by the Strategy Board to employees who are officers of the Corporation or members of the Board of Directors. The Committee shall make all grants of stock options and restricted stock units to employees who are officers of the Corporation. Determinations as to whether the options granted shall be "incentive stock options" within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options, and as to any restrictions which shall be placed on options and restricted stock units, shall be made by the Committee under such procedures as it may, from time to time, determine.
         4. Except as provided in paragraph 9, the purchase price of the shares of stock under each option shall be not less than 100% of the fair market value (but in no event less than the par value) of such stock at the time the option is granted, such fair market value to be determined based on the mean of the highest and lowest sales prices as reported for Delphi Stock in The Wall Street Journal for the date of grant. In accordance with such rules and procedures as the Committee may establish, the aggregate fair market value (determined as of the time of option grant) of the stock with respect to which incentive stock options granted and held by an employee


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which are exercisable for the first time by such employee during any calendar year under this Plan and all other plans of the Corporation (and any subsidiary or any parent corporation within the meaning of Section 424 of the Code, or any successor provision), shall not exceed $100,000 (except that such amount may be adjusted by the Committee as appropriate to reflect any amendment of Section 422 of the Code). The terms of any incentive stock option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.
         5. Options granted under this Plan shall be subject to the following provisions:
         5(a). Except as otherwise determined by the Committee, no option shall become exercisable prior to the first anniversary date of the date of option grant (or such later date as may be established by the Committee) and after such date shall be exercisable only in accordance with the terms and conditions established at the time of grant. As a condition to the exercise of any option, an employee may, among other things, be required to enter into such agreements as are considered by the Committee to be appropriate and in the best interests of the Corporation.
         5(b). The expiration date of the option shall be determined at the time of grant, provided that each such option shall expire not more than ten years and two days after the date the option was granted or, in the case of an "incentive stock option," ten years after the date such option was granted.
         5(c). (i) If an employee is dismissed for cause or quits employment without the prior written consent of the Corporation or, except as otherwise determined by the Committee, the employee's employment terminates for any reason prior to the first anniversary of the date an option is granted, the option shall terminate on the date of termination of employment. (ii) If an employee's employment is terminated by reason of death at any time after the first anniversary of the date of grant of an option, the option shall, except as otherwise determined by the Committee, terminate on the third anniversary of the date of death or, if earlier, the expiration date of such option. (iii) If an employee's employment terminates at any time on or after the first anniversary of the date of grant of an option for any reason other than as set forth above in this paragraph 5(c), the option shall, except as otherwise determined by the Committee, terminate not later than the fifth anniversary of the date of termination of employment or, if earlier, the expiration date of the option; provided that (A) if the employee dies within such period, the option shall terminate on the third anniversary of the date of death or, if earlier, the expiration date of the option; (B) the Committee may, at any time prior to any termination of employment under the circumstances covered by this clause (iii), determine that the option shall terminate on the date of notice of termination of employment, or such later date as may be determined by Committee; and (C) the exercise of any option after termination of employment shall be subject to satisfaction of the conditions precedent that the employee refrain from engaging in any activity which, in the opinion of the Committee, is competitive with any activity of the Corporation or any subsidiary (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Corporation, shall not be considered to be an activity which is competitive with any activity of the Corporation or any subsidiary), and from otherwise acting, either prior to or after termination of employment, in any manner inimical or in any way contrary to the best interests of the Corporation, and that the employee furnish to the Corporation such information with respect to the satisfaction of the foregoing condition precedent as the Committee shall reasonably request.
         5(d). In consideration for any option granted under this Plan and as a condition to the exercise thereof, the employee being granted the option, by accepting such option, will thereby agree to remain in the employment of the Corporation for a period of six months after the date of exercise of any such option, unless such employment is terminated by death or retirement (unless the Committee has determined at the time of issuance or exercise of the option not to require such agreement). If, contrary to any such agreement, the employee terminates employment for any reason (unless the employee retires with the prior consent of the Corporation or dies) within six months after the date of exercise of any stock option, the employee shall pay to the Corporation an amount equal to any gain from such exercise, determined by multiplying the difference between the mean of the highest and lowest market price as reported in The Wall Street Journal for the date of the option exercise and the exercise price of the option (without regard to any subsequent market price decrease or increase) by the


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number of option shares exercised. Any such option gain realized by the employee from exercising an option shall be paid by the employee to the Corporation within thirty days of the date of termination. By accepting an option grant under this Plan, the employee consents to a deduction of an amount equal to such option gain from any amounts the Corporation owes the employee, including, but not limited to, amounts owed as wages or other compensation, fringe benefits, or vacation pay.
         5(e). For purposes of this Plan, a qualifying leave of absence shall not constitute a termination of employment, except that an option shall not be exercisable during a leave of absence granted an employee for government service.
         5(f). All shares purchased upon exercise of any option shall be paid for in full at the time of purchase. Such payment shall be made in cash, through delivery of Delphi Stock, or a combination of cash and stock. Any shares so delivered shall be valued at their fair market value based on the mean of the highest and lowest sales prices as reported in The Wall Street Journal for the date of exercise of the option. If payment of federal, state, and/or local withholding taxes is required in connection with the exercise of an option, the optionee will, at the time of exercise, pay such taxes in cash or stock (including shares obtained from the exercise and delivery of option shares). To the extent authorized by the Committee, any exercise of an option granted under this Plan may be made in accordance with any cashless exercise program approved by the Committee.
         5(g). No holder of any option shall have any rights to dividends or other rights of a stockholder with respect to shares subject to the option prior to purchase of such shares upon exercise of the option.
         5(h). Unless otherwise determined by the Committee, with the exception of transfer by will or the laws of descent and distribution, or as otherwise provided in paragraph 7, no option shall be assignable or transferable, and an option shall be exercisable during the life of an employee only by such employee.
         6. Restricted stock units (sometimes referred to herein as "Units") granted under this Plan shall be subject to the following provisions:
         6(a). Subject to adjustments contemplated under Section 10 of this Plan, (i) a Unit granted hereunder shall relate to one share of Delphi Stock (a "Corresponding Share"), and (ii) the value of a Unit at any time shall be the fair market value of the Corresponding Share, determined in accordance with procedures established by the Committee.
         6(b). Subject to the terms of this Plan, the Committee shall determine the number of Units to be granted to an employee and the terms and conditions applicable to the grant (a "Unit Grant") of such Units. Subject to the terms of this Plan, the Committee may impose different terms and conditions on any particular Unit Grant made to any particular employee.
         6(c). Subject to the satisfaction of the conditions precedent set forth under paragraph 6(d) below and such additional conditions as may be imposed by the Committee, each Unit Grant shall vest at the time or times determined by the Committee, provided that the Committee, in making such determination, shall establish the vesting increments (including their number, amounts, and timing) so as to carry out the purposes of this Plan. Within the limitations specified in the preceding sentence, the Committee may, in its sole discretion, modify vesting provisions with respect to the unvested portion of any Unit Grant if, in the judgment of the Committee, circumstances outside the control of the Corporation have so changed as to make such modifications necessary or advisable in order to preserve the reward and incentive purposes of this Plan. As a condition to the vesting of all or any portion of a Unit Grant, the Committee may, among other things, require an employee to enter into such agreements as the Committee considers appropriate and in the best interests of the Corporation. In addition, the Committee may establish performance vesting criteria with respect to all or any portion of a Unit Grant which relate to and are contingent upon the satisfaction of specific goals established by the Committee at the time of the Unit Grant. Such goals may be based upon or relate to one or more of the following business criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Delphi common stock, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other companies or to


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an index. With respect to any Unit Grant which is subject to performance vesting, the Committee shall establish for each such award performance levels related to the enterprise (as defined below) at which 100% of the award shall be earned and a range (which need not be the same for all awards) within which greater and lesser percentages shall be earned. The term "enterprise" shall mean the Corporation and/or any unit or portion thereof, and any entities in which the Corporation has, directly or indirectly, a substantial ownership interest.
         6(d). (i) The vesting of each Unit Grant shall be subject to the satisfaction of the conditions precedent that: (A) the employee continue to render services as an employee (unless waived by the Committee), (B) the employee refrain from engaging in any activity which, in the opinion of the Committee, is competitive with any activity of the Corporation or any subsidiary (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Committee, shall not be considered to be an activity which is competitive with any activity of the Corporation or any subsidiary) and from otherwise acting, either prior to or after termination of employment, in any manner inimical or in any way contrary to the best interests of the Corporation, and (C) the employee furnish to the Corporation such information with respect to the satisfaction of the foregoing conditions precedent as the Committee shall reasonably request. Except as otherwise provided under (iii) below, the failure by any employee to satisfy such conditions precedent shall result in the immediate cancellation of the unvested portion of any Unit Grant previously made to such employee and all Units still covered by such Unit Grant, and such employee shall not be entitled to receive any consideration in respect of such cancellation. (ii) If any employee is dismissed for cause or quits employment without the prior written consent of the Corporation, the unvested portion of any Unit Grant previously made to such employee, and all Units still covered thereby shall be canceled as of the date of such termination of employment, and such employee shall not be entitled to receive any consideration in respect of such cancellation. (iii) Upon termination of an employee's employment for any reason other than as described in (ii) above, the Committee may, but shall not in any case be required to, waive the condition precedent relating to the continued rendering of services in respect of all or any specified percentage of the unvested portion of any Unit Grant, as the Committee in its discretion shall determine. To the extent such condition precedent is waived, the Committee may, in its discretion, accelerate the vesting of all or any specified percentage of the unvested portion of any Unit Grant. (iv) For purposes of this Plan, a qualifying leave of absence, determined in accordance with procedures established by the Committee, shall not constitute a termination of employment, except that a Unit Grant shall not vest during a leave of absence granted an employee for government service.
         6(e). With respect to any dividend or other distribution on any Corresponding Shares, the Committee may, in its discretion, authorize current or deferred payments (payable in cash or stock or a combination thereof, as determined by the Committee) or appropriate adjustments to outstanding Unit Grants to reflect such dividend or distribution.
         6(f). (i) Upon vesting of all or any portion of a Unit Grant, the percentage of the Unit Grant then vesting will be applied to the total number of Units then covered by such Unit Grant, and the proportionate number of Units so computed, disregarding fractional Units, will be paid to such Participant in the form of shares of Delphi Stock, or in cash based on the fair market value of the Corresponding Shares on the vesting date, or partly in cash and partly in shares of Delphi Stock as the Committee in its sole discretion shall determine. The stock and/or related cash payment, will be delivered, in accordance with procedures to be established by the Committee, and upon satisfaction of the applicable withholding requirements, as soon as practicable after such vesting date. (ii) In the discretion of, and in accordance with procedures to be established by the Committee, Corresponding Shares, or cash of equivalent value, may be designated for, and delivered to, the Corporation in satisfaction of any federal, state and/or local withholding taxes applicable to the payment of Units.
         6(g). Unless otherwise determined by the Committee, no holder of a Unit Grant shall have any rights to dividends (other than as provided in paragraph 6(e) above) or other rights of a stockholder with respect to Units and Corresponding Shares relating to such Unit Grant prior to the delivery of such Corresponding Shares pursuant to the vesting of such Unit Grant.


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         6(h). Unless otherwise determined by the Committee, with the exception of transfer by will or the laws of descent and distribution or as otherwise provided in paragraph 7, no Unit Grant shall be assignable or transferable and, during the lifetime of the grantee thereof, any payment in respect of such Unit Grant shall be made only to such grantee.
         7. An employee holding an option or Unit Grant under this Plan may make a written designation of beneficiary or beneficiaries on a form prescribed by and filed with the Secretary of the Committee. Such beneficiary or beneficiaries or, if no such designation of any beneficiary or beneficiaries has been made, the employee's legal representative(s) or such other person(s) entitled thereto as determined by a court of competent jurisdiction, (i) may exercise, in accordance with and subject to the provisions of paragraph 5, any unterminated and unexpired option granted to such employee and (ii) receive payment, in accordance with and subject to the provisions of paragraph 6, pursuant to the vesting of all or any portion of a Units Grant. A designation of beneficiary may be replaced by a new designation or may be revoked by the employee at any time.
         8. The shares to be delivered upon exercise of an option or vesting of a Unit Grant shall be made available, at the discretion of the Board of Directors or a Committee of the Board of Directors as designated by the Board, either from authorized but previously unissued shares or from shares reacquired by the Corporation, including shares purchased in the open market. If shares are purchased in the open market for delivery upon the exercise of an option or vesting of a Unit Grant, they shall be held in a treasury account specifically designated for such awards.
         9. For employees transferring from General Motors on or after January 1, 1999, or if the Corporation acquires an entity which has issued and outstanding stock options or other rights, the Corporation may substitute an appropriate number of stock options or Units under this Plan for options or rights of such entity, including options to acquire stock at less than 100% of the fair market price of the stock at the time of grant, as determined by the Committee in its sole discretion.
         10. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in Corporate structure affecting Delphi Stock the Committee may, but shall not be required to, make such adjustments in the aggregate number of shares which may be delivered under this Plan, the number and option price of shares subject to outstanding options and the number of shares subject to Units granted under this Plan (provided the number of shares subject to any award shall always be a whole number), as may be determined to be appropriate by the Committee.
         11. To the extent determined by the Committee, any subsidiary may, without regard to the limitations under this Plan, have a separate incentive plan or program. The Committee shall have exclusive jurisdiction and sole discretion to approve or disapprove any such plan or program and, from time to time, to amend, modify, or suspend any such plan or program. Individuals eligible for grants under any such plan or program shall not be considered employees eligible for grants under this Plan, unless otherwise determined by the Committee. No provision of any such plan or program shall be included in or considered a part of this Plan, and any awards made under any such plan or program shall not be charged against the aggregate number of shares of stock available for grant under this Plan, unless otherwise determined by the Committee.
         12. The expenses of administering this Plan shall be borne by the Corporation.
         13. Full power and authority to construe and interpret this Plan shall be vested in the Committee. To the extent determined by the Committee, administration of this Plan, including, but not limited to (a) the selection of employees for participation in this Plan and (b) the grant amounts and the vesting schedules for options and RSUs, may be delegated to the Strategy Board; provided, however, the Committee shall not delegate to the Strategy Board any powers, determinations or responsibilities with respect to officers of the Corporation. The instruments evidencing options and RSUs and documentation with respect to the exercise of options and payment of RSUs, if any, shall be in such form, consistent with this Plan, as may be determined by the Committee. Any person who accepts any award hereunder agrees to accept as final, conclusive, and binding all determinations of the Committee and the Strategy Board. The Committee shall have the right, in the case of participants not employed in the United States, to vary from the provisions of this Plan in order to preserve the incentive features of this Plan.


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         14. The Committee, in its sole discretion, may, at any time, amend, modify, suspend, or terminate this Plan provided that no such action without the approval of the stockholders shall increase the maximum number of shares for which, or with respect to which, options or restricted stock units may be granted to employees under this Plan (except as permitted by paragraph 10), or permit the granting of options under this Plan with an option price of less than 100% of the fair market value of Delphi Stock at the time the options are granted (except as permitted in paragraphs 9 and 10 of this Plan), or permit exercise of the options unless full payment is made at the time of exercise, or extend the period during which options may be exercised, as set forth in Section 5(b), or render any member of the Committee on Executive Development and Compensation or the Audit Committee, or any director who is not an employee, eligible to be granted an option or Unit, or (iii) grant any option or Unit under this Plan after May 31, 2004.
         15. Every right of action by, or on behalf of, the Corporation or by any stockholder against any past, present, or future member of the Board of Directors, officer, or employee of the Corporation or its subsidiaries arising out of or in connection with this Plan shall, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer, or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. Any and all right of action by any employee (past, present, or future) against the Corporation arising out of or in connection with this Plan shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws, and construed accordingly.
         16. This Plan shall be effective on January 1, 1999.



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